As filed with the Securities and Exchange Commission on February 14, 2003
                                                        Registration No. 2-78513

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

                                      Pre-Effective Amendment No.            [ ]

                                      Post-Effective Amendment No. 36        [X]

                                      and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                      Amendment No. 31                       [X]

                        (Check appropriate box or boxes)

                        DAILY TAX FREE INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management, LLC
                   600 Fifth Avenue, New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 830-5200

                                 Rosanne Holtzer
                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                        Copy to: Michael R. Rosella, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                               75 East 55th Street
                            New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)

                  [ ]  immediately upon filing pursuant to paragraph (b)
                  [X] on February 28, 2003 pursuant to paragraph (b)
                  [ ]  60 days after filing pursuant to paragraph (a) (1)
                  [ ]  on (date) pursuant to paragraph (a) (1)
                  [ ]  75 days after filing pursuant to paragraph (a)(2)
                  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

--------------------------------------------------------------------------------
DAILY TAX FREE                                  600 FIFTH AVENUE
INCOME FUND, INC.                               NEW YORK, N.Y. 10020
Class A Shares; Class B Shares                  (212) 830-5220
================================================================================

PROSPECTUS

February 28, 2003



A money market fund whose investment objective is to seek as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


 2      Risk/Return Summary: Investments, Risks                6   Management, Organization and Capital Structure
        and Performance                                        7   Shareholder Information
 4      Risk/Return Summary: Fee Table                        16   Distribution Arrangements
 5      Investment Objectives, Principal Investment           18   Financial Highlights
        Strategies and Related Risks

--------------------------------------------------------------------------------
I.  RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

Investment Objective
--------------------------------------------------------------------------------

     The Fund seeks to provide its investors with as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies
--------------------------------------------------------------------------------

     The Fund intends to achieve its investment objective by investing principally in short-term, high quality, debt obligations issued by states and municipal governments and their authorities, agencies and political subdivisions. The Fund will also invest in Participation Certificates, which evidence ownership of an interest in the underlying Municipal Obligations. Participation Certificates are purchased from banks, insurance companies, or other financial institutions. These debt obligations, including Participation Certificates therein, are collectively referred to throughout the Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

     The Fund intends to concentrate (i.e. invest 25% or more of the Fund's total net assets) in Municipal Obligations. Holdings within Municipal Obligations may be in Participation Certificates in industrial revenue bonds purchased from and secured by banks. Industrial revenue bonds are issued by public authorities to provide funding for various privately operated industrial facilities.

Principal Risks
--------------------------------------------------------------------------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in Participation Certificates and other Municipal Obligations, investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio. In addition, because the Fund purchases Participation Certificates from banks and the Participation Certificates are backed by a bank letter of credit, investment in the Fund should be made with an understanding of the risks that an investment in the banking industry may entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income of the Fund may be subject to the federal alternative minimum tax.

Risk/Return Bar Chart
--------------------------------------------------------------------------------

     The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares over the last ten calendar years. The table shows the average annual total returns for the last one, five, ten year periods and since the inception of each Class of shares. While analyzing this information, please note that the Fund's past performance is not an indication of how the Fund will perform in the future. The current 7-day yield of the Fund may be obtained by calling the Fund toll-free at 1-800-221-3079.

Daily Tax Free Income Fund, Inc. Class A Shares (1), (2)

[GRAPHIC OMITTED]

Calendar Year       % Total Return
------------        ==============


1993                     2.19%
1994                     2.57%
1995                     3.49%
1996                     3.02%
1997                     3.10%
1998                     2.81%
1999                     2.48%
2000                     3.30%
2001                     2.15%
2002                     0.65%



(1) The Class A shares' highest quarterly return was 0.91% for the quarter ended June 30, 1995; the lowest quarterly return was 0.15% for the quarter ended December 31, 2002.


(2) Participating Organizations may change a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

Average Annual Total Returns - for the periods ended December 31, 2002

                                                              Class A            Class B

           One Year                                            0.65%              0.97%
           Five Years                                          2.27%              2.58%
           Ten Years                                           2.57%              2.85%
           Since Inception *                                   3.70%              2.85%


* The Inception date of the Class A shares was November 12, 1982 and for the Class B shares was November 23, 1992.

                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases.......                                None
Wire Redemption Fee............................                              $15.00*

*    There is a $15.00 fee for all wire redemptions of less than $10,000.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
                                                          Class A                Class B


Management Fees................................            0.33%                  0.33%
Distribution and Service (12b-1) Fees..........            0.25%                  0.00%
Other Expenses.................................            0.39%                  0.33%
  Administration Fees..........................   0.21%                  0.21%
Total Annual Fund Operating Expenses...........            0.97%                  0.66%


Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 Year        3 Years       5 Years    10 Years


        Class A:          $99           $309          $536       $1,190
        Class B:          $67           $211          $368       $  822


II.  INVESTMENT OBJECTIVES, PRINCIPAL  INVESTMENT STRATEGIES AND RELATED  RISKS

Investment Objective
--------------------------------------------------------------------------------

     The Fund is a diversified, tax-exempt money market fund whose investment objective is to seek to provide its investors with as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal.

     The investment objective of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies
--------------------------------------------------------------------------------

     Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval.

     With respect to up to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to specific types of short-term, fixed income securities as more fully described in "Taxable Securities" in the Statement of Additional Information.

     The Fund will also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.

     The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Municipal Obligations.

     The Fund may also purchase securities and Participation Certificates whose interest income may be subject to the federal alternative minimum tax. However, these investments are included in the same 20% of net assets that may be invested in taxable securities.


    As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.


     The Fund shall not invest more than 5% of its total assets in securities issued by a single issuer.

     With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

     The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.


    The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.


     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

     The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's investment manager to be of comparable quality.

     For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
--------------------------------------------------------------------------------

     The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

     By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the credit or liquidity support provider. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

     Because the Fund may concentrate in Participation Certificates which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. This includes extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of this industry. Exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


     The Fund's investment manager is Reich & Tang Asset Management, LLC. (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of January 31, 2003, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17.8 billion. The Manager has been an investment adviser since 1970 and currently is manager of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

     Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment

Management Contract, the Fund pays the Manager a fee equal to .325% per annum of the Fund's average daily net assets up to $750 million, plus .30% of such assets in excess of $750 million, for managing the Fund's investment portfolio and performing related services. For the fiscal year ended October 31, 2002, the Manager received a management fee equal to .325% per annum of the Fund's average daily net assets.

     Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to .21% per annum of the Fund's average daily net assets up to $1.25 billion, plus .20% of such assets in excess of $1.25 billion, but not in excess of $1.5 billion, plus .19% of such assets in excess of 1.5 billion. For the fiscal year ended October 31, 2002, the Manager received a fee for administrative services equal to .21% per annum of the Fund's average daily net assets. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee or administrative services fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.


     In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to .25% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.


     Thornburg Investment Management, Inc., a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501 (the "Sub-Adviser"), was formed as an investment adviser in 1982 and provides investment advisory assistance and portfolio management advice to the Manager. The Sub-Adviser is paid a fee by the Manager of an amount equal to 25% of all fees paid to the Manager by the Fund, less certain costs, payments and expenses of the Manager. The Fund does not pay any portion of the Sub-Adviser's fee. Thornburg Investment Management, Inc. is also the investment adviser to eight bond funds, one hybrid fund, three equity funds and manages private accounts for select individuals and institutions in excess of $5.5 billion.


IV.      SHAREHOLDER INFORMATION


     The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations and from investors directly.


Pricing of Fund Shares
--------------------------------------------------------------------------------


     The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e. national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.


     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

     Shares are issued as of the first determination of the Fund's net asset value per share made after receipt and acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

Purchase of Fund Shares
--------------------------------------------------------------------------------

     The Fund does not accept a purchase order until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders accompanied by Federal Funds and received after 12 noon, Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.


     Generally, investors purchasing shares through a Participating Organization with which they have an account ("Participant Investors") become Class A shareholders. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations which have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders of the Fund. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.


     The minimum initial investment in the Fund for both Classes of shares is
(i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000; (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.

     Each shareholder, except certain shareholders who invest through accounts at Participating Organizations, will receive from the Fund a personalized monthly statement listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

Investments Through Participating Organizations - Purchase of Class A Shares
--------------------------------------------------------------------------------

     Participant Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

     Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

     Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.


     In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, Eastern time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., Eastern time, on that day. Orders for which Federal Funds are received after 4:00 p.m., Eastern time, will result in share issuance on the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


Initial Direct Purchases of Class B Shares
--------------------------------------------------------------------------------


     Investors who wish to invest in the Fund directly may obtain a current prospectus and the Fund application necessary to open an account by telephoning the Fund at the following numbers:


    Within New York                   212-830-5220
    Outside New York (TOLL FREE)      800-221-3079


Mail and Personal Delivery
--------------------------------------------------------------------------------

     Investors may send or deliver a check made payable to "Daily Tax Free Income Fund, Inc." along with a completed Fund application to:

    Reich & Tang Mutual Funds
    600 Fifth Avenue  -  8th Floor
    New York, New York 10020

    Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's purchase order will not be accepted until the Fund receives Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.


Bank Wire

     To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at 212-830-5220 (within New York) or at 800-221-3079 (outside New York) and then instruct a member commercial bank to wire money immediately to:

    The Bank of New York
    ABA # 021000018
    Reich & Tang Funds
    DDA # 8900403527
    For Daily Tax Free Income Fund, Inc.
    Account of (Investor's Name)
    Fund Account #
    SS#/Tax ID#


     The investor should then promptly complete and mail the Fund application.


     Investors planning to wire funds should instruct their bank so the wire transfer can be accomplished before 12 noon, Eastern time, on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Electronic Funds Transfers (EFT),
Pre-authorized Credit and Direct
Deposit Privilege
--------------------------------------------------------------------------------


     You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the Fund a completed EFT Application, Pre-authorized Credit Application, or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from your broker or the Fund. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the Privilege. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.


Subsequent Purchases of Shares
--------------------------------------------------------------------------------

     Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

    Daily Tax Free Income Fund, Inc.
    Mutual Funds Group
    P.O. Box 13232
    Newark, New Jersey 07101-3232

     There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.


     Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.


Redemption of Shares
--------------------------------------------------------------------------------


     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation that the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, Eastern time. However, redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

     A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.


Written Requests

     Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

    Daily Tax Free Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

     All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.


     Normally the redemption proceeds are paid by check and mailed to the shareholder at the address of record.


Checks


     By making the appropriate election on their Fund application, shareholders may request a supply of checks which may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.


     There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that these actions are in the best interests of the Fund and its shareholders.

     Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.


    Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.


Telephone


     The Fund accepts telephone requests for redemptions from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their address of record or, if in excess of $1,000, to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.


     A shareholder making a telephone withdrawal should call the Fund at 212-830-5220; outside New York at 800-221-3079, and state: (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, provided the redemption request is received before 12 noon, Eastern time. Proceeds are sent the next Fund Business Day if the redemption request is received after 12 noon, Eastern time. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

Generally

     There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.


     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


     The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be made to the appropriate Participating Organization only. The Participating Organization will be responsible for notifying the Participant Investors of the proposed mandatory redemption. Shareholders may avoid mandatory redemption by purchasing sufficient additional shares to increase their total net asset value to the minimum amount during the notice period.

Specified Amount Automatic
Withdrawal Plan
--------------------------------------------------------------------------------


    Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.


     The election to receive automatic withdrawal payments may be made at the time of the original application by so indicating on the Fund application. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder but the Fund does not expect that there will be any realized capital gains.


Dividends and Distributions
--------------------------------------------------------------------------------

     The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

     Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

     All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

     Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

Portfolio Transfers
--------------------------------------------------------------------------------


     The Fund may establish separate portfolios in the future. If a shareholder invests in more than one portfolio, that shareholder will have a separate account for each portfolio and will be able to transfer shares from one account to another at any time by instructing the transfer agent in writing or by telephone, subject to the transfer agent's procedures for such transactions. A shareholder who wants to transfer shares into a portfolio that the shareholder does not own shares in at the time of the proposed transfer must satisfy that portfolio's initial investment minimum.


Exchange Privilege

--------------------------------------------------------------------------------

     Shareholders of the Fund are entitled to exchange some or all of their shares of the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholder of the Fund is entitled to exchange his or her shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.


     There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

     The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders residing in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange is a taxable event.

     Instructions for exchanges may be made by sending a signature guaranteed written request to:

    Daily Tax Free Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue-8th Floor
    New York, New York 10020

or, for shareholders who have elected that option, by telephoning the Fund at 212-830-5220 (within New York) or 800-221-3079 (outside New York). The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Tax Consequences
--------------------------------------------------------------------------------

     Dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations will be exempt from regular federal income tax, provided the Fund meets certain requirements, including the requirement in Code Section 852(b)(5) that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of municipal and other obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from regular federal income tax may be subject to state and local income tax.

     The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

     For shareholders that are Social Security recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to adjusted gross income to determine the amount of Social Security benefits includible in gross income.

     Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

     The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

     The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

     With respect to variable rate demand instruments, including Participation Certificates therein, the Fund is relying on the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Fund, that, as described in such opinion, it will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations. Paul, Hastings, Janofsky & Walker LLP has pointed out that the

Internal Revenue Service has announced it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put, as is the case with securities and participation interests held by the Fund, and could reach a conclusion different from that reached by counsel.

     The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

V.  DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
--------------------------------------------------------------------------------

     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for services provided to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.


     Under the Shareholder Servicing Agreement, the Distributor receives, with respect only to the Class A shares, a service fee equal to .25% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

     The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay costs, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to Class A shares) and past profits for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

VI.  FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, for the fiscal years ended October 31, 2002, 2001, 2000 and 1999, and by other auditors for the fiscal year ended October 31, 1998. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements, is included in the annual report which is available upon request.


                                                                     Year Ended October 31,
                                                   ----------------------------------------------------------
CLASS A                                              2002         2001        2000        1999         1998
-------                                            --------     --------    --------    --------     --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.....            $  1.00      $  1.00     $  1.00     $  1.00      $  1.00
                                                   --------     --------    --------    --------     --------
Income from investment operations:
   Net investment income...............               0.007        0.025       0.031       0.024        0.029
Less distributions:
   Dividends from net investment income            (  0.007)    (  0.025)   (  0.031)   (  0.024)    (  0.029)
                                                   --------     --------    --------    --------     --------
Net asset value, end of year...........            $  1.00      $  1.00     $  1.00     $  1.00      $  1.00
                                                   ========     ========    ========    ========     ========
Total Return...........................               0.73%        2.58%       3.17%       2.42%        2.92%
Ratios/Supplemental Data
Net assets, end of year (000)..........            $128,709     $146,799    $177,209    $323,100     $363,295
Ratios to average net assets:
   Expenses (a)........................               0.97%        0.92%       0.99%       0.98%        0.94%
   Net investment income...............               0.73%        2.60%       3.05%       2.39%        2.89%
   Expenses paid indirectly............               0.00%        0.00%       0.00%       0.00%        0.00%

                                                                     Year Ended October 31,
                                                   ----------------------------------------------------------
CLASS B                                              2002         2001        2000        1999         1998
-------                                            --------     --------    --------    --------     --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year.....            $  1.00      $  1.00     $  1.00     $  1.00      $  1.00
                                                   --------     --------    --------    --------     --------
Income from investment operations:
   Net investment income...............               0.010        0.028       0.035       0.027        0.032
Less distributions:
   Dividends from net investment income            (  0.010)    (  0.028)   (  0.035)   (  0.027)    (  0.032)
                                                   --------     --------    --------    --------     --------
Net asset value, end of year...........            $  1.00      $  1.00     $  1.00     $  1.00      $  1.00
                                                   ========     ========    ========    ========     ========
Total Return...........................               1.05%        2.85%       3.52%       2.74%        3.21%
Ratios/Supplemental Data
Net assets, end of year (000)..........            $262,311     $406,013    $431,704    $291,708     $230,446
Ratios to average net assets:
   Expenses (a)........................               0.66%        0.65%       0.65%       0.67%        0.67%
   Net investment income...............               1.05%        2.86%       3.50%       2.71%        3.15%
   Expenses paid indirectly............               0.00%        0.00%       0.00%       0.00%        0.00%

(a) Includes expenses paid indirectly.


DAILY TAX
FREE
INCOME
FUND, INC.

                                   PROSPECTUS

                                February 28, 2003


=======================================================

A Statement of Additional Information (SAI) dated
February 28, 2003, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual shareholder reports. You may obtain the SAI and the Annual and Semi-Annual Reports and other material incorporated by reference without charge by calling the Fund at 1-800-221-3079. To request other information, please call your financial intermediary or the Fund.


======================================================




======================================================
A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov.
These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C.
Information on the operation of the Public Reference
Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference
Section of the Commission, Washington, D.C. 20549-0102.

811-3522
            Reich & Tang Distributors, Inc.
                  600 Fifth Avenue
                 New York, NY 10020

                   (212) 830-5220
DTIF2/03P

DAILY TAX FREE INCOME FUND, INC. - THORNBURG CLASS OF SHARES

DAILY TAX FREE

INCOME FUND, INC.

THORNBURG CLASS OF SHARES -

DISTRIBUTED THROUGH THORNBURG SECURITIES CORPORATION

PROSPECTUS
FEBRUARY 28, 2003

               A money market fund whose investment objective is to seek as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                        DAILY TAX FREE INCOME FUND, INC.

TABLE OF CONTENTS

2      Risk/Return Summary: Investments, Risks
       and Performance

5      Risk/Return Summary: Fee Table

6      Investment Objectives, Principal Investment
       Strategies and Related Risks

8      Management, Organization and Capital Structure

9      Shareholder Information

15     Distribution Arrangements

20     Financial Highlights

                        DAILY TAX FREE INCOME FUND, INC.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The Fund seeks to provide its investors with as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to achieve its investment objective by investing principally in short-term, high quality, debt obligations issued by states and municipal governments and their authorities, agencies and political subdivisions. The Fund will also invest in Participation Certificates, which evidence ownership of an interest in the underlying Municipal Obligations. Participation Certificates are purchased from banks, insurance companies, or other financial institutions. These debt obligations, including Participation Certificates therein, are collectively referred to throughout the Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund intends to concentrate (i.e. invest 25% or more of the Fund's total net assets) in Municipal Obligations. Holdings within Municipal Obligations may be in Participation Certificates in industrial revenue bonds, purchased from and secured by banks. Industrial revenue bonds are issued by public authorities to provide funding for various privately operated industrial facilities.

PRINCIPAL RISKS

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in Participation Certificates and other Municipal Obligations, investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio. In addition, because the Fund purchases Participation Certificates from banks and the Participation Certificates are backed by a bank letter of credit, investment in the Fund should be made with an understanding of the risks that an investment in the banking industry may entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income of the Fund may be subject to the federal alternative minimum tax.

RISK/RETURN BAR CHART

The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the annual total returns of the Thornburg Class of shares for the last two calendar years. The table shows the change in the average annual total returns of the Fund's Thornburg Class of shares for the last one year and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indication of how the Fund will perform in the future. The current 7-day yield of the Fund may be obtained by calling the Fund toll-free at 1-800-847-0200.

                        DAILY TAX FREE INCOME FUND, INC.

Daily Tax Free Income Fund, Inc. Thornburg Shares (1), (2)

[GRAPHIC OMITTED]

Calendar Year       % Total Return
------------        ==============


2001                2.15%
2002                0.65%


(1) The Thornburg Class shares' highest quarterly return was 0.69% for the quarter ended June 30, 2001; the lowest quarterly return was 0.15% for the quarter ended December 31, 2002.

(2) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

      AVERAGE ANNUAL TOTAL RETURNS - FOR THE PERIODS ENDED DECEMBER 31, 2002

                                                              THORNBURG CLASS

One Year                                                           0.65%
Since Inception*                                                   2.00%

* Inception date is February 8, 2000 for the Thornburg Shares.

                        DAILY TAX FREE INCOME FUND, INC.

                                    FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                     THORNBURG SHARES

Management Fees................................            0.33%
Distribution and Service (12b-1) Fees..........            0.25%
Other Expenses.................................            0.39%
  Administration Fees..........................   0.21%
Total Annual Fund Operating Expenses...........            0.97%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     1 Year           3 Years           5 Years          10 Years

        Thornburg Shares:            $99              $309              $536             $1,190

                        DAILY TAX FREE INCOME FUND, INC.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund is a diversified, tax-exempt money market fund whose investment objective is to seek to provide its investors with as high a level of current interest income exempt from federal income tax to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal.

The investment objective of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval.

With respect to up to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to specific types of short-term, fixed income securities as more fully described in "Taxable Securities" in the Statement of Additional Information.

The Fund will also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Municipal Obligations.

The Fund may also purchase securities and Participation Certificates whose interest income may be subject to the federal alternative minimum tax. However, these investments are included in the same 20% of net assets that may be invested in taxable securities.

As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

The Fund shall not invest more than 5% of its total assets in securities issued by a single issuer.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations.

                       DAILY TAX FREE INCOME FUND, INC.

Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's investment manager to be of comparable quality.

For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

RISKS

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the credit or liquidity support provider. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because the Fund may concentrate in Participation Certificates which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. This includes extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of this industry. Exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of January 31, 2003, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17.8 billion. The Manager has been an investment adviser since 1970 and currently is manager of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and

                       DAILY TAX FREE INCOME FUND, INC.

makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .325% per annum of the Fund's average daily net assets up to $750 million, plus .30% of such assets in excess of $750 million, for managing the Fund's investment portfolio and performing related services. For the fiscal year ended October 31, 2002, the Manager received a management fee equal to .325% per annum of the Fund's average daily net assets.

Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to .21% per annum of the Fund's average daily net assets up to $1.25 billion, plus .20% of such assets in excess of $1.25 billion, but not in excess of 1.5 billion, plus .19% of such assets in excess of $1.5 billion. For the fiscal year ended October 31, 2002, the Manager received a fee for administrative services equal to .21% per annum of the Fund's average daily net assets. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee or administrative services fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to .25% per annum of the average daily net assets of the Thornburg shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to each Class of shares of the Fund, will be allocated daily to each Class based on the percentage of shares outstanding for each Class at the end of the day.

Thornburg Investment Management, Inc., a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501 (the "Sub-Adviser"), was formed as an investment adviser in 1982 and provides investment advisory assistance and portfolio management advice to the Manager. The Sub-Adviser is paid a fee by the Manager of an amount equal to 25% of all fees paid to the Manager by the Fund, less certain costs, payments and expenses of the Manager. The Fund does not pay any portion of the Sub-Adviser's fee. Thornburg Investment Management, Inc. is also the investment adviser to eight bond funds, one hybrid fund, three equity funds and manages private accounts for select individuals and institutions in excess of $5.5 billion.

SHAREHOLDER INFORMATION

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations and from investors directly.

PRICING OF SHARES

The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e. national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the

                       DAILY TAX FREE INCOME FUND, INC.

value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

Shares are issued as of the first determination of the Fund's net asset value per share made after receipt and acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.

PURCHASE OF SHARES

The Fund does not accept a purchase order until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders accompanied by Federal Funds and received after 12 noon, Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

Only Thornburg shares are offered through this prospectus. Investors may purchase shares through a Participating Organization with which they have an account ("Participant Investors") or directly by following the instructions provided in this Prospectus. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. The minimum initial investment through Participating Organizations is $5,000. The minimum amount for a subsequent purchase is $100. An Automated Investment Plan using the Automated Clearing House ("ACH") system is available by selecting the option on the application or by requesting a form at (800) 847-0200.

INVESTMENTS THROUGH PARTICIPATING ORGANIZATIONS

Participant Investors may, if they wish, invest in the Fund through the Participating Organizations, such as Thornburg Securities Corporation, with which they have accounts. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

Participating Organizations may confirm to their customers who are shareholders in the Fund each purchase and redemption of Fund shares for the customers' accounts. Also, Participating Organizations may send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of Fund shares by each customer during the period covered by the statement and the income earned by Fund shares of each customer during the statement

                       DAILY TAX FREE INCOME FUND, INC.

period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

In the case of qualified Participating Organizations, orders received by the Fund's transfer agent before 12 noon, Eastern time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., Eastern time, on that day. Orders for which Federal Funds are received after 4:00 p.m., Eastern time, will result in share issuance on the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

DIRECT PURCHASE OF SHARES

Investors may obtain a current prospectus and the Fund application necessary to open an account by telephoning the Fund at (800) 847-0200.

MAIL

Investors may send a check made payable to "Daily Tax Free Income Fund, Inc. - Thornburg Shares" along with a completed Fund application to:

    Daily Tax Free Income Fund, Inc. -
    Thornburg Shares
    c/o NFDS
    P.O. Box 219017
    Kansas City, MO 64121-9017

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. An investor's purchase order will not be accepted until the Fund receives Federal Funds.

BANK WIRE

To purchase shares of the Fund using the wire system for transmittal of money among banks, investors should first obtain a new account number by telephoning the Fund at (800) 847-0200 and then instruct a member commercial bank to wire money immediately to:

    State Street Bank and Trust Company
    ABA # 011000028
    NFDS Purchase Account
    DDA # 9904946-2
    For Daily Tax Free Income Fund, Inc.
    Fund Account #
    Investor's Name

Investors planning to wire funds should instruct their bank so the wire transfer can be accomplished before 12 noon, Eastern time, on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a

                       DAILY TAX FREE INCOME FUND, INC.

"bank wire" received prior to 12 noon, Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

AUTOMATED INVESTMENT PLAN

You may purchase shares of the Fund (minimum $100) automatically. You choose the date, frequency and amount of the purchase. This automatic purchase program is initiated through the ACH system. To initiate this plan, please complete the section on the application or call (800) 847-0200 for the appropriate form.

You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity. Further, the Fund may terminate your participation in the plan upon 30 days' notice to you.

REDEMPTION OF SHARES

A redemption is effected immediately following the next determination of net asset value per share after receipt by the Fund's transfer agent of the redemption order (and any supporting documentation that the Fund's transfer agent may require). The redemption price is the net asset value per share next determined after the transfer agent's receipt of the order. Normally, payment for redeemed shares is made on the next Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, Eastern time. However, redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

A shareholder's original application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original application form by transmitting written directions to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve system or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

WRITTEN REQUESTS

Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

    Daily Tax Free Income Fund, Inc. -
    Thornburg Shares
    c/o NFDS
    P.O. Box 219017
    Kansas City, MO 64121-9017

All written requests for redemption must be signed by the shareholder and signature guaranteed if the amount is over $25,000. Normally the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

CHECKS

Shareholders may request a supply of checks which may be used to effect redemptions. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up

                       DAILY TAX FREE INCOME FUND, INC.

to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.

There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that these actions are in the best interests of the Fund and its shareholders.

Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

TELEPHONE

The Fund accepts telephone requests for redemption from shareholders who elect this option on their application. The proceeds of a telephone redemption may be sent to the shareholders at their address of record or, if in excess of $1,000, to their bank accounts, both as set forth in the application or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.

A shareholder making a telephone withdrawal should call the Fund at (800) 847-0200 and state: (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the next Fund Business Day after the redemption is effected. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

                       DAILY TAX FREE INCOME FUND, INC.

GENERALLY

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholders' address of record. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's account is less than $1,000. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be made to the appropriate Participating Organization only. The Participating Organization will be responsible for notifying the Participant Investors of the proposed mandatory redemption. Shareholders may avoid mandatory redemption by purchasing sufficient additional shares to increase their total net asset value to the minimum amount during the notice period.

SPECIFIED AMOUNT AUTOMATIC
WITHDRAWAL PLAN

Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 1st day of the month. Whenever such 1st day of a month is not a Fund Business Day, the payment date is the next Fund Business Day following the 1st day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the specified Fund Business Day. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

The election to receive automatic withdrawal payments may be made at the time of the original application by so indicating on the application. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder but the Fund does not expect that there will be any realized capital gains.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market

                       DAILY TAX FREE INCOME FUND, INC.

discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.

EXCHANGE PRIVILEGE

Shareholders are entitled to exchange some or all of their shares in the Fund for shares of other Thornburg funds. However, you should note the following:

o    The fund you are exchanging into must be registered for sale in your state.

o You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

o    Before exchanging into a fund, read its prospectus.

o If you exchange from Class A, B, C, D or I shares of a Thornburg fund into the Thornburg Class of shares in the Daily Tax Free Income Fund, Inc., when exchanging out of the Thornburg Class of Daily Tax Free Income Fund, Inc. you must exchange into the class of shares you originally held in the Thornburg fund.

o If the initial purchase is into the Thornburg Class of Daily Tax Free Income Fund, Inc., all sales charges and fees would apply when exchanging into another Thornburg fund.

o All redemption penalties, if any, apply when exchanging from a Thornburg fund into the Thornburg Class of Daily Tax Free Income Fund, Inc.

o Exchanging is a taxable event and generally will have tax consequences for you.

o Because excessive trading can hurt the performance and shareholders, each participating fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a fund in any calendar year. Accounts under common ownership or control, including accounts with the same tax payer identification number, will be counted together for the purposes of the exchange limit.

o Each participating Thornburg fund reserves the right to refuse an exchange order if it receives or anticipates receiving simultaneously orders affecting significant portions of its assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a participating fund.

Although a participating Thornburg fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose exchange restrictions at any time. The participating funds reserve the right to terminate or modify the exchange privilege in the future.

Instructions for exchanges may be made by sending a written request to:

     Thornburg Investment Management, Inc.
     c/o NFDS
     P.O. Box 219017
     Kansas City, MO 64121-9017

or, shareholders may exchange by telephoning the Fund at (800) 847-0200. Thornburg Investment Management reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

                       DAILY TAX FREE INCOME FUND, INC.

TAX CONSEQUENCES

Dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations, will be exempt from regular federal income tax, provided the Fund meets certain requirements, including the requirement in Code Section 852(b)(5) that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of municipal and other obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from regular federal income tax may be subject to state and local income tax.

The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

For shareholders that are Social Security recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to adjusted gross income to determine the amount of Social Security benefits includible in gross income.

Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund is relying on the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Fund, that, as described in such opinion, it will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations. Paul, Hastings, Janofsky & Walker LLP has pointed out that the Internal Revenue Service has announced it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put, as is the case with securities and participation interests held by the Fund, and could reach a conclusion different from that reached by counsel.

The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does

                       DAILY TAX FREE INCOME FUND, INC.

not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

DISTRIBUTION ARRANGEMENTS

RULE 12b-1 FEES

Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for services provided to the shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the Thornburg shares.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives a service fee equal to .25% per annum of the Thornburg shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Thornburg shares of the Fund.

The Plan and the Shareholder Servicing Agreement provide that the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement, and
(ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay costs, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Thornburg shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Thornburg shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Thornburg shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee and past profits, for the purposes enumerated in
(i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

                       DAILY TAX FREE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Thornburg Class of shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report which is available upon request.


Thornburg Shares                                   Year Ended October 31,                  February 8, 2000
----------------                               -----------------------------          (Commencement of Offering) to
                                                 2002                 2001                 October 31, 2000
                                               --------             --------               ----------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period           $ 1.00               $ 1.00                     $ 1.00
                                               --------             --------                   --------
   Income from investment operations:
   Net investment income............             0.007                0.025                      0.024
   Less distributions:
   Dividends from net investment income        ( 0.007)             ( 0.025)                   ( 0.024)
                                               --------             --------                   --------
Net asset value, end of period......           $ 1.00               $  1.00                    $ 1.00
                                               ========             ========                   ========
Total Return........................             0.73%                2.58%                      2.43%(a)
Ratios/Supplemental Data:
Net assets, end of period (000).....           $  8,277             $  4,039                   $  1,941
Ratios to average net assets:
   Expenses (b).....................             0.97%                0.92%                      0.99%(c)
   Net investment income............             0.73%                2.60%                      3.05%(c)
   Expenses paid indirectly.........             0.00%                0.00%                      0.00%(c)

(a)      Not Annualized
(b)      Includes expenses paid indirectly
(c)      Annualized


                                         (This Page Intentionally Left Blank.)

THORNBURG INVESTMENT MANAGEMENT
                                                     prospectus

THORNBURG SHARES
DAILY TAX FREE INCOME FUND, INC.
February 28, 2003


A Statement of Additional Information (SAI) dated February 28, 2003, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual shareholder reports. You may obtain the SAI, the Annual and Semi-Annual reports and other material incorporated by reference without charge by calling the Fund at 1-(800)-847-0200. To request other information, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Thornburg Shares distributed through:
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
(800) 847-0200
www.thornburg.com
Investment Company Act of 1940 File Number: 811-3522

     PROSPECTUS



     FIRST SOUTHWEST TAX FREE INCOME FUND

     SHARES OF DAILY TAX FREE INCOME FUND, INC.


     FEBRUARY 28, 2003


                                A money market fund whose investment
                                objective is to seek as high a level
                                of current interest income exempt from
                                federal income tax, to the extent
                                consistent with preservation of
                                capital, maintenance of liquidity and
                                stability of principal.  This
                                Prospectus relates to the First
                                Southwest Tax Free Income Fund Class
                                only ("FSW shares").

                                The Securities and Exchange Commission
                                has not approved or disapproved these
                                securities or passed upon the adequacy
                                of this Prospectus.  Any
                                representation to the contrary is a
                                criminal offense.


325 North St Paul
SUITE 800
DALLAS, TX 75201
(214) 953-4000

    TABLE OF CONTENTS

     3    Risk/Return Summary: Investments, Risks and Performance
     6    Risk/Return Summary: Fee Table
     7    Investment Objectives, Principal Investment Strategies
          and Related Risks
     9    Management, Organization and Capital Structure
    10    Shareholder Information
    14    Distribution Arrangements

    15    Financial Highlights

   PROSPECTUS                                                 2

RISK/RETURN SUMMARY:
INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The Fund seeks to provide its investors with as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to achieve its investment objective by investing principally in short-term, high quality, debt obligations issued by states and municipal governments and their authorities, agencies and political subdivisions. The Fund will also invest in Participation Certificates, which evidence ownership of an interest in the underlying Municipal Obligations. Participation Certificates are purchased from banks, insurance companies, or other financial institutions. These debt obligations, including Participation Certificates therein, are collectively referred to throughout the Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund intends to concentrate (i.e. invest 25% or more of the Fund's total net assets) in Municipal Obligations. Holdings within Municipal Obligations may be in Participation Certificates in industrial revenue bonds purchased from and secured by banks. Industrial revenue bonds are issued by public authorities to provide funding for various privately operated industrial facilities.

PRINCIPAL RISKS

|X| Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

|X| The value of the Fund's shares and the securities held by the Fund can each decline in value.

|X| An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

|X| The amount of income the Fund generates will vary with changes in prevailing interest rates.

 3                                             PROSPECTUS

|X| Because the Fund intends to concentrate in Participation Certificates and other Municipal Obligations, investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio. In addition, because the Fund purchases Participation Certificates from banks and the Participation Certificates are backed by a bank letter of credit, investment in the Fund should be made with an understanding of the risks that an investment in the banking industry may entail.

|X| An investment in the Fund should be made with an understanding of the risks that an investment in Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations.

|X| Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income of the Fund may be subject to the federal alternative minimum tax.

Risk/Return Bar Chart

The following bar chart and table may assist in your decision whether to invest in the FSW shares. The bar chart shows the change in the annual total returns of the Fund's Class A shares (which are not offered by this Prospectus) over the last ten calendar years. The table shows the average annual total returns for the last one, five and ten year periods for the Class A shares. The table also shows the average annual total returns since the inception of the Class A shares. While analyzing this information, please note that the Fund's past performance is not an indication of how the Fund will perform in the future. The current 7-day yield of the Fund may be obtained by calling the Fund toll-free at 1-800-678-3792.

   PROSPECTUS                                                 4

DAILY TAX FREE INCOME FUND, INC. CLASS A SHARES (1), (2)

[GRAPHIC OMITTED]

CALENDAR YEAR       % TOTAL RETURN
------------        ==============


1993                     2.19%
1994                     2.57%
1995                     3.49%
1996                     3.02%
1997                     3.10%
1998                     2.81%
1999                     2.48%
2000                     3.30%
2001                     2.15%
2002                     0.65%



(1) The chart shows returns for the Class A shares of the Fund (which are not offered by this Prospectus) since, as of December 31, 2002, FSW shares had not been issued for a full calendar year. All Classes of the Fund will have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses.

(2) The Class A share's highest quarterly return was 0.91% for the quarter ended June 30, 1995; the lowest quarterly return was 0.15% for the quarter ended December 31, 2002.


AVERAGE ANNUAL TOTAL RETURNS - FOR THE PERIODS ENDED DECEMBER 31, 2002

                                 CLASS A

    One Year                      0.65%
    Five Years                    2.27%
    Ten Years                     2.57%
    Since Inception*              3.70%


*    The inception date for the Class A shares was November 12, 1982.

                5                                             PROSPECTUS

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                     FIRST SOUTHWEST
                                                          SHARES


Management Fees...........................                 0.33%
Distribution and Service (12b-1) Fees.....                 0.50%
Other Expenses*...........................                 0.28%
         Administration Fees..............       0.21%
Total Annual Fund Operating Expenses......                 1.11%

The Fund's distributor has voluntarily waived a portion of the Distribution and Service Fees with respect to the FSW shares. After such waiver, the Distribution and Service Fees were 0.42%. The actual Total Annual Fund Operating Expenses were 1.03%. This fee waiver arrangement may be terminated at any time at the option of the Fund's distributor.

*    Other Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the FSW shares of the Fund with the cost of investing in other money market funds.
Assume that you invest $10,000 in FSW shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also, assume that your investment has a 5% return each year and that the FSW shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    1 Year           3 Years

                                     $113             $353


PROSPECTUS                                                 6

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The Fund is a diversified, tax-exempt money market fund whose investment objective is to seek to provide its investors with as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal.

The investment objective of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval.

With respect to up to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to specific types of short-term, fixed income securities as more fully described in "Taxable Securities" in the Statement of Additional Information.

The Fund will also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e. banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Municipal Obligations.

The Fund may also purchase securities and Participation Certificates whose interest income may be subject to the federal alternative minimum tax. However, these investments are included in the same 20% of net assets that may be invested in taxable securities.
7                                       PROSPECTUS

As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.


The Fund shall not invest more than 5% of its total assets in securities issued by a single issuer.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.


The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.


In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's investment manager to be of comparable quality.

For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

RISKS

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e. Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the credit or liquidity support provider. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because the Fund may concentrate in Participation Certificates which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. This includes extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the

PROSPECTUS                                                 8
purpose of financing lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of this industry. Exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of January 31, 2003, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $17.8 billion. The Manager has been an investment adviser since 1970 and currently is manager of sixteen other registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .325% per annum of the Fund's average daily net assets up to $750 million, plus .30% of such assets in excess of $750 million, for managing the Fund's investment portfolio and performing related services. For the fiscal year ended October 31, 2002, the Manager received a management fee equal to .325% per annum of the Fund's average daily net assets.

Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with personnel to perform all other clerical and accounting type functions not performed by the Manager under the Investment Management Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to .21% per annum of the Fund's average daily net assets up to $1.25 billion, plus .20% of such excess of $1.25 billion, but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. For the fiscal year ended October 31, 2002, the Manager received a fee for administrative services it performed equal to .21% per annum of the Fund's average daily net assets. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee or administrative services fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.



In addition, Reich & Tang Distributors, Inc. (the "Distributor"), receives a servicing fee equal to .25% per annum of the average daily net assets of the FSW shares of the Fund under the Shareholder Servicing Agreement and a fee equal to ..25% per annum of the average daily net assets of the FSW shares of the Fund under the Distribution Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to all Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

   9                                             PROSPECTUS

Thornburg Investment Management, Inc., a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501 (the "Sub-Adviser"), was formed as an investment adviser in 1982 and provides investment advisory assistance and portfolio management advice to the Manager. The Sub-Adviser is paid a fee by the Manager of an amount equal to 25% of all fees paid to the Manager by the Fund, less certain costs, payments and expenses of the Manager. The Fund does not pay any portion of the Sub-Adviser's fee. Thornburg Investment Management, Inc. is also the investment adviser to eight bond funds, one hybrid fund, three equity funds and manages private accounts for select individuals and institutions in excess of $5.5 billion.


SHAREHOLDER INFORMATION

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions. All transactions in FSW shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from First Southwest Company.


PRICING OF FUND SHARES

The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e. national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


Shares are issued as of the first determination of the Fund's net asset value per share made after receipt and acceptance by the Fund's transfer agent of First Southwest Company's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Orders received by the Fund's transfer agent before 12 noon, Eastern time, on a Fund Business Day, without accompanying Federal Funds will result in the issuance of shares on that day only if the Federal Funds

   PROSPECTUS                                                10
required in connection with the orders are received by the Fund's transfer agent before 4:00 p.m., Eastern time, on that day. Orders for which Federal Funds are received after 4:00 p.m., Eastern time, will result in share issuance on the following Fund Business Day. The Fund reserves the right to reject any order for its shares. Fund shares begin accruing income on the day the shares are issued. Certificates for the FSW shares will not be issued to investors.


PURCHASE OF FSW SHARES


Only the FSW shares of the Fund are offered through this Prospectus. These shares are offered only through a First Southwest Cash Force account. All shares are held in an omnibus account at the Fund through First Southwest Company, which will maintain individual investor accounts.


There is no minimum initial or subsequent investment for FSW shares.

Each FSW shareholder will receive a personalized monthly statement from First Southwest Company listing (i) the total number of FSW shares owned as of the statement closing date, (ii) purchases and redemptions of FSW shares and (iii) the dividends paid on FSW shares reinvested in additional shares.

When instructed by a FSW shareholder to purchase or redeem shares, First Southwest Company, on behalf of the shareholder, promptly transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

INITIAL AND SUBSEQUENT PURCHASE:

By Check:


Mail or deliver your check made payable to First Southwest Company, 325 North St Paul, Suite 800, Dallas, TX 75201.


By Sweep:

First Southwest Company offers automatic daily "sweep" of funds between your brokerage account and the Fund.

ELECTRONIC FUNDS TRANSFERS (EFT)

You may purchase FSW shares by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the entity that makes payments to you the forms that the entity requests. Contact the depositing entity to obtain its forms. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in the electronic funds transfer program. Further, First Southwest Company, on behalf of the Fund, may terminate your participation in the program upon 30 days' notice to you.

   PROSPECTUS                                                11

Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund's shares following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day after the redemption is effected, provided the redemption request is received prior to 12 noon, Eastern time. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

You may redeem FSW shares by contacting your account executive.

Generally

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. Unless other instructions are given in proper form to First Southwest Company, a check for the proceeds of a redemption will be sent to the shareholder's address of record by First Southwest Company upon their receipt of funds from the Fund's transfer agent. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

Dividends and Distributions


The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.


Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

All dividends and distributions of capital gains are automatically reinvested, at no charge, in additional FSW shares immediately upon payment thereof.

    12                                            PROSPECTUS

Tax Consequences

Dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations will be exempt from regular federal income tax, provided the Fund meets certain requirements, including the requirement in the Internal Revenue Code (the "Code") Section 852(b)(5) that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of municipal and other obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from regular federal income tax may be subject to state and local income tax.

The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

For shareholders that are Social Security recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to adjusted gross income to determine the amount of Social Security benefits includible in gross income.

Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

The sale or redemption of shares will generally be the taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund is relying on the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Fund, that, as described in such opinion, it will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations. Paul, Hastings, Janofsky & Walker LLP has pointed out that the Internal Revenue Service has announced it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put, as is the case with securities and participation interests held by the Fund, and could reach a conclusion different from that reached by counsel.

  13                                             PROSPECTUS

The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

DISTRIBUTION ARRANGEMENTS
RULE 12B-1 FEES

Investors do not pay a sales charge to purchase FSW shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for services provided to FSW shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the FSW shares of the Fund.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. The Distributor receives, with respect to the FSW shares, a distribution fee equal to .25% per annum of the FSW shares' average daily net assets (the "Distribution Fee") for providing distribution related services, and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the FSW shares, a service fee equal to .25% per annum of the FSW shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts.

The fees are accrued daily and paid monthly. Any portion of the fees may be deemed to be used by the Distributor for payments to First Southwest Company with respect to its provision of such services to its clients or customers who are FSW shareholders. The Distributor, at its discretion, may voluntarily waive all or a portion of the Distribution Fee or Shareholder Servicing Fee.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and First Southwest Company in carrying out their obligations under the Shareholder Servicing Agreement with respect to FSW shares or the Distributor's agreement with First Southwest Company as the case may be, and
(ii) preparing, printing and delivering the Fund's prospectus to existing FSW shareholders and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and administrative services fee and past profits for the following purposes: (i) to pay the cost of, and to compensate First Southwest Company, for performing

           14                                             PROSPECTUS
shareholder servicing on behalf of the FSW shares of the Fund; (ii) to compensate First Southwest Company for providing assistance in distributing the FSW shares of the Fund and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's FSW shares. The Distributor may also make payments from time to time from its own resources, which may include (a) Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above and (b) the Distribution Fee and past profits, for the purposes enumerated in (ii) and
(iii) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or the Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement or Distribution Agreement in effect for that year.

       15                                             PROSPECTUS

FINANCIAL HIGHLIGHTS


This financial highlights table is intended to help you understand the financial performance of the FSW shares of the Fund since the inception of the FSW shares. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                    August 5, 2002
                                                               (Commencement of Offering) to
First Southwest Shares                                             October 31, 2002
----------------------                                             ----------------

Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period........................            $ 1.00
                                                                        --------
   Income from investment operations:
   Net investment income....................................              0.002
   Less distributions:
   Dividends from net investment income.....................            ( 0.002)
                                                                        --------
Net asset value, end of period..............................            $ 1.00
                                                                        ========
Total Return................................................              0.15%(a)
Ratios/Supplemental Data
Net assets, end of period (000).............................            $ 19,318
Ratios to average net assets:
   Expenses (b).............................................              1.03%(c)
   Net investment income....................................              0.63%(c)
   Distribution fees waived.................................              0.08%(c)
   Expenses paid indirectly.................................              0.00%(c)

(a) Not Annualized
(b) Includes expenses paid indirectly
(c) Annualized


  16                                             PROSPECTUS

A Statement of Additional Information (SAI) dated February 28, 2003, includes additional information about the Fund and its investments and is incorporated by reference into this Prospectus. Further information about Fund investments is available in the Annual and Semi-Annual shareholder reports. You may obtain the SAI, the Annual and Semi-Annual
Reports and other material incorporated by reference without charge by calling the Fund at 1-800-221-3079. To request other information, please call your financial intermediary or the Fund.


A current SAI has been filed with the Securities and Exchange Commission. You may visit the EDGAR database on the Securities and Exchange Commission's Internet website
(http://www.sec.gov) to view the SAI, material incorporated by reference and other information.
Copies of the information may be obtained, after paying a duplicating fee, by sending an electronic request to publicinfo@sec.gov. These materials can also be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington,
D.C.  20549-0102.

  811-3522

                First Southwest Company
              325 North St Paul Suite 800

                    Dallas, TX 75201
                     (214) 953-4000

  FSWDTIF2/03P

--------------------------------------------------------------------------------
DAILY TAX FREE INCOME FUND, INC.
                                            600 Fifth Avenue, New York, NY 10020
                                            (212) 830-5220
================================================================================


                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 28, 2003
                          RELATING TO THE PROSPECTUSES
                       FOR THE CLASS A and CLASS B Shares,
                          THORNBURG CLASS OF SHARES and
              FIRST SOUTHWEST TAX FREE INCOME FUND CLASS OF SHARES
                             DATED FEBRUARY 28, 2003


This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectuses of Daily Tax Free Income Fund, Inc. (the "Fund"), and should be read in conjunction with each Prospectus.

A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at (800) 221-3079. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to purchase, redemption and pricing of shares has been incorporated by reference to the Prospectus for each Class of shares.

If you wish to invest in the Thornburg Class of shares ("Thornburg shares"), you should obtain a separate Prospectus by writing to Thornburg Investment Management, Inc., 119 E. Marcy Street, Santa Fe, NM 87501 or calling the Fund toll-free at (800) 847-0200.

If you wish to invest in the First Southwest Tax Free Income Fund Class of shares ("FSW shares"), you should obtain a separate Prospectus by writing to First Southwest Company, 325 North St. Paul, Suite 800, Dallas, TX 75201 or calling First Southwest Company toll-free at (214) 953-4000.

This Statement of Additional Information is incorporated by reference into each Prospectus in its entirety.


                                Table of Contents
-----------------------------------------------------------------------------------------------------------------------
Fund History........................................ 2      Capital Stock and Other Securities......................16
Description of the Fund and its Investments                 Purchase, Redemption and Pricing of Shares..............17
  and Risks......................................... 2      Taxation of the Fund....................................18
Management of the Fund..............................10      Underwriters............................................19
Control Persons and Principal Holders of                    Calculation of Performance Data.........................20
  Securities........................................11      Financial Statements....................................20
Investment Advisory and Other Services..............12      Description of Ratings..................................21
Brokerage Allocation and Other Practices............16      Corporate Taxable Equivalent Yield Table................22
                                                            Individual Taxable Equivalent Yield Table...............23
-----------------------------------------------------------------------------------------------------------------------

I.  FUND HISTORY

The Fund was incorporated on July 22, 1982 in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is a diversified, open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to provide its investors with as high a level of current interest income exempt from federal income tax consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved.

The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus for each Class of shares.

The Fund's assets will be invested primarily in short-term, high quality, tax-exempt fixed rate and variable rate obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions and in Participation Certificates in such obligations purchased from banks, insurance companies or other financial institutions. These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its total assets in tax-exempt Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates issued by banks in industrial revenue bonds and other Municipal Obligations. In view of this possible "concentration" in bank Participation Certificates in Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund. As used herein, the term "majority of the outstanding shares" of the Fund means, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by Reich & Tang Asset Management, LLC (the "Manager") to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition so that the Fund is able to employ the amortized cost method of evaluation. The term First Tier Eligible Securities means: (i) securities which have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") or in such category by the only NRSRO that has rated the securities (collectively, the "Requisite NRSROs"); (ii) a security that has a remaining maturity of 397 days or less and is an unrated security that is determined by the Manager to be of comparable quality; (iii) a security otherwise meeting the requirements set forth in clauses (i) or (ii) and having a Guarantee, as such term is defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), which has received a rating from the Requisite NRSROs in the highest short-term rating category for debt obligations;
(iv) a security issued by a registered investment company that is a money market fund; or (v) a government security. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the three highest long-term categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. There are several organizations that currently qualify as NRSROs including Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.


In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation. Certain Municipal Obligations issued by instrumentalities of the United States government are not backed by the full faith and credit of the United States Treasury but only by the creditworthiness of the instrumentality. The Fund's Board of Directors has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other Guarantee, on the full faith and credit of the United States government will be considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are First Tier Eligible Securities, or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a Guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as a First Tier Eligible Security.


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund's portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity.

The Fund shall not invest more than 5% of its total assets in securities issued by a single issuer.

The Fund has elected and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities. The other securities must be limited in respect of any one issuer to not more than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Description Of Municipal Obligations

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates".

1 Municipal Bonds with remaining maturities of 397 days or less that are First Tier Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of First Tier Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of First Tier Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

In view of the "concentration" of the Fund in IRBs and participation interests therein secured by letters of credit or guarantees of banks, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.


2 Municipal Notes with remaining maturities of 397 days or less that are First Tier Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States.


3 Municipal Commercial Paper that is a First Tier Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4 Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.

5 Any other federal tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund will be consistent with the "Description of the Fund and its Investments and Risks" herein and permissible under Rule 2a-7 under the 1940 Act.

Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is a First Tier Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as a First Tier Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Manager. The Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be a First Tier Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the Participation Certificate does not meet the Fund's eligibility criteria, it is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

In view of the possible "concentration" of the Fund in Participation Certificates in Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity.

If a variable rate demand instrument ceases to be a First Tier Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

Stand-by-Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.


The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities


Although the Fund will attempt to invest 100% of its total assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below. The interest income from such securities is subject to federal, state and local income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities; (ii) commercial paper meeting the definition of First Tier Eligible Securities at the time of acquisition; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. (See "Federal Income Taxes" herein.)


Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund's shares. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:


1. Make portfolio investments other than as described under "Description of the Fund and its Investments and Risks." Any other form of federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Board of Directors, and be consistent with the Fund's objectives and policies.

2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and its Investments and Risks" herein.

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and its Investments and Risks" herein.

9. Invest more than 5% of its assets in the obligations of any one issuer except for United States government and government agency securities and securities backed by the United States government, or its agencies or instrumentalities, which may be purchased without limitation.

10. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

11. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in industrial revenue bonds and in Participation Certificates therein issued by banks and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940 Act).

12. Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

13. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.


If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

III.  MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.

The Board has an Audit Committee that meets annually to review the Fund's financial statements with the independent accountants and to report on its findings to the Board. The members of the Committee are Dr. Giles W. Mellon, Robert Straniere and Yung Wong. The Committee met once during the fiscal year ended October 31, 2002.

The Board also has a Nominating Committee comprised of Dr. Giles W. Mellon, Robert Straniere and Yung Wong to whose discretion the selection and nomination of directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee did not hold any meetings during the fiscal year ended October 31, 2002. This Committee currently does not consider nominees recommended by shareholders.

The following table shows the Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020.

                       Directors and Officers Information

---------------------- ---------------- -------------- ------------------------------- -------------------------- -----------------

   Name, Address,         Position(s)      Term of         Principal Occupation(s)      Number of Portfolios in        Other
      and Age 1            Held with       Office                During Past                 Fund Complex          Directorships
                             Fund       and Length of              5 Years               Overseen by Director         held by
                                        Time Served 2                                                                 Director
--------------------------------------- -------------- ------------------------------- -------------------------- -----------------
Disinterested Directors:
---------------------- ---------------- -------------- ------------------------------- -------------------------- -----------------
Dr. W. Giles Mellon,       Director      Since 1982    Professor Emeritus of Business           Eleven                  None
Age 72                                                 Administration in the Graduate
197 Congress Street,                                   School of Management, Rutgers
Brooklyn, NY 11201                                     University which he has been
                                                       associated with since 1966.
---------------------- ---------------- -------------- ------------------------------- -------------------------- -----------------
Robert Straniere, Esq.,    Director      Since 1983    Owner, Straniere Law Firm                Eleven             WPG Funds Group
Age 61                                                 since 1980 and counsel at
182 Rose Avenue,                                       Fisher, Fisher & Berger since
Staten Island, NY 10306                                1995.
---------------------- ---------------- -------------- ------------------------------- -------------------------- -----------------
Dr. Yung Wong,             Director      Since 1982    Managing Director of Abacus              Eleven                  None
Age 64                                                 Associates, an investment
29 Alden Road,                                         firm, since 1996.
Greenwich, CT 06831

---------------------- ---------------- -------------- ------------------------------- -------------------------- -----------------

                                     Directors and Officers Information Continued


----------------------- --------------- -------------- --------------------------------- ------------------------- -----------------
    Name, Address,        Position(s)      Term of          Principal Occupation(s)      Number of Portfolios in        Other
      and Age 1            Held with       Office                 During Past                  Fund Complex         Directorships
                              Fund      and Length of               5 Years                Overseen by Director        held by
                                        Time Served 2                                                                  Director
----------------------- --------------- -------------- --------------------------------- ------------------------- -----------------
Interested Director/Officers:
----------------------- --------------- -------------- --------------------------------- ------------------------- -----------------
Steven W. Duff,         President and    Since 1994    President of the Mutual Funds             Fourteen                None
Age 49                  Director3                      Division of the Manager since
                                                       1994, President and
                                                       Director/Trustee of eight other
                                                       funds in the Reich & Tang Fund
                                                       Complex, Director of Pax World
                                                       Money Market Fund, Inc.,
                                                       Principal Executive Officer of
                                                       Delafield Fund, Inc. and
                                                       President and Chief Executive
                                                       Officer of Tax Exempt Proceeds
                                                       Fund, Inc.
----------------------- --------------- -------------- --------------------------------- ------------------------- -----------------
Richard De Sanctis,     Treasurer and    Since 1992    Executive Vice President and                N/A                   N/A
Age 46                  Assistant                      Chief Financial Officer of the
                        Secretary                      Manager.  Associated with the
                                                       Manager since 1990. Mr. De
                                                       Sanctis is also Treasurer and
                                                       Assistant Secretary of ten other
                                                       funds in the Reich & Tang Fund
                                                       Complex, and the Vice President
                                                       Treasurer and Assistant
                                                       Secretary of Cortland Trust, Inc.
----------------------- --------------- -------------- --------------------------------- ------------------------- -----------------
Dawn Fischer,           Vice President   Since 1985    Managing Director of Thornburg              N/A                   N/A
Age 56                                                 Investment Management, Inc. with
                                                       which she has been associated
                                                       with since 1982. Ms. Fischer is
                                                       also Secretary and Assistant
                                                       Treasurer of Thornburg
                                                       Investment Trust and Secretary
                                                       of Limited Term Municipal Fund,
                                                       Inc.
----------------------- --------------- -------------- --------------------------------- ------------------------- -----------------
Molly Flewharty,        Vice President   Since 1983    Senior Vice President of the                N/A                   N/A
Age 52                                                 Manager. Associated with the
                                                       Manager since 1977. Ms.
                                                       Flewharty is also Vice President
                                                       of eleven other funds in the
                                                       Reich & Tang Fund Complex.
----------------------- --------------- -------------- --------------------------------- ------------------------- -----------------
Rosanne Holtzer,        Secretary and    Since 1998    Senior Vice President of the                N/A                   N/A
Age 38                  Assistant                      Manager.  Associated with the
                        Treasurer                      Manager since 1986. Ms. Holtzer
                                                       is also Secretary and Assistant
                                                       Treasurer of eleven other funds
                                                       in the Reich & Tang Fund Complex.
----------------------- --------------- -------------- --------------------------------- ------------------------- -----------------
Lesley M. Jones,        Vice President   Since 1982    Senior Vice President of the                N/A                   N/A
Age 54                                                 Manager. Associated with the
                                                       Manager since 1973. Ms. Jones is
                                                       also Vice President of seven
                                                       other funds in the Reich & Tang
                                                       Fund Complex.
----------------------- --------------- -------------- --------------------------------- ------------------------- -----------------
Dana E. Messina,        Vice President   Since 1982    Executive Vice President of the             N/A                   N/A
Age 46                                                 Manager.  Associated with the
                                                       Manager since 1980. Ms. Messina
                                                       is also Vice President of eight
                                                       other funds in the Reich & Tang
                                                       Fund Complex.
----------------------- --------------- -------------- --------------------------------- ------------------------- -----------------

1 Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020

2    Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until their successor is elected and qualifies.

3 Steven W. Duff may be deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.



The following table shows the dollar range of Fund shares beneficially owned by each Director as of December 31, 2002:

Name of Director                  Dollar Range of Equity Securities in    Aggregate Dollar Range of Equity Securities
                                               the Fund                   in All Funds Overseen or to be Overseen by
                                                                          Director or Nominee in Family of Investment
                                                                                           Companies

Disinterested Directors:
W. Giles Mellon                              $1 - $10,000                             $10,001 - $50,000

Robert Straniere                             $1 - $10,000                             $10,001 - $50,000

Yung Wong                                  Over - $10,000                               Over $100,000

Interested Director:
Steven W. Duff                                    None                                $10,001 - $50,000

The Fund paid an aggregate remuneration of $31,500 to its directors with respect to the period ended October 31, 2002, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contracts (See "Investment Advisory and Other Services" herein).

Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $6,000 and a fee of $750 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table".)

                                                    Compensation Table


   Name of Person,     Aggregate Compensation    Pension or Retirement       Estimated Annual      Total Compensation
       Position             from the Fund       Benefits Accrued as Part      Benefits upon        from Fund and Fund
                                                    of Fund Expenses            Retirement           Complex Paid to
                                                                                                       Directors*

Dr. W. Giles Mellon,            $10,500                    0                        0            $61,500 (11 Funds)
Director

Robert Straniere,               $10,500                    0                        0            $61,500 (11 Funds)
Director

Dr. Yung Wong,                  $10,500                    0                        0            $61,500 (11 Funds)
Director

     * The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended October 31, 2002. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment adviser.



IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On January 31, 2003 there were 126,658,140 shares of Class A common stock outstanding, 273,469,019 shares of Class B common stock outstanding, 8,960,856 shares of Thornburg common stock outstanding and 26,593,151 shares of First Southwest common stock outstanding. As of January 31, 2003, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of each Class of the Fund's outstanding shares as of January 31, 2003:

                                                     % of                       Nature of
Name and Address                                     Class                      Ownership
Class A

Romano Brothers & Co.                                15.55%                       Record
One Rotary Center, Suite 1300
Evanston, IL 60201
Bank of New York                                     14.87%                       Record
One Wall Street
New York, NY 10286

Bank of New York                                     13.58%                       Record
Clearing Services LLC
Special custody accounts for
the exclusive benefit of customers
111 East Kilbourn Ave.
Milwaukee, WI 53202

H.G. Wellington                                       8.79%                       Record
For the benefit of customers
14 Wall Street
New York, NY 10005
Attn: John O'Brian, Treasurer

Thornburg Securities Corp.                            7.08%                       Record
119 East Marcy St.
Santa Fe, NM 87501

Class B

Neuberger & Berman                                   18.61%                       Record
as agent for customer
55 Water Street 27th Fl.
New York, NY 10041-0098

Reich & Tang Money Fund Settlement                   10.94%                       Record
C/O Pershing/DLJ
One Pershing Plaza
Jersey City, NJ 07399

Stephen F. Newhouse                                   9.34%                       Record
c/o Morgan Stanley Co. Inc.
1585 Broadway 40th Floor
New York, NY 10036-8200

Thornburg Class

Thornburg Securities Corp                           100.00%                       Record
119 East Marcy St.
Santa Fe, NM 87501

First Southwest Class

First Southwest Company                             100.00%                       Record
325 North St Paul Suite 800
Dallas, TX 75201


V.  INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was as of January 31, 2003, investment manager or sub-adviser with respect to assets aggregating in excess of $17.8 billion. In addition to the Fund, the Manager acts as investment manager or sub-adviser of sixteen other registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.


The Manager is a registered investment adviser whose origins date back to 1970. CDC IXIS Asset Management North America, L.P. ("CDCIAMNA") is the managing member and owner of a 99.5% membership interest in the Manager. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% membership interest in the Manager. CDCIAMNA's general partner, CDC IXIS Asset Management US, LLC ("CDCIAMUS"), is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"). CDCIAMUSC is the sole limited partner of CDCIAMNA. CDCIAMUSC is a wholly-owned subsidiary of CDC IXIS Asset Management, a French company ("CDCIAM"). CDCIAM is majority-owned by CDC Finance-CDC IXIS and indirectly owned, through CDC Finance-CDC IXIS, Caisse Nationale des Caisses D'Epargne and EULIA, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.


The fourteen principal subsidiaries or affiliated asset management firms of CDCIANMA, collectively, have more than $118 billion in assets under management or administration as of September 30, 2002.

On April 18, 2002, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to April 30, 2003. The contract may be continued in force for successive twelve-month periods beginning each May 1, provided that it is approved by a majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

In determining whether to approve the continuance of the Investment Management Contract, the Board considered information about the Manager, the performance of the Fund and certain additional factors described below that the Board deemed relevant. The following summary highlights the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Investment Management Contract.

The Manager:

The Board considered the scope and quality of services provided by the Manager and particularly the personnel responsible for providing services to the Fund. The Board also reviewed financial data on the Manager's profitability relating to its management of the Fund. The Board also focused on the Manager's reputation and long-standing relationship with the Fund. In addition, the Board discussed the Manager's performance track record as well as its effectiveness in monitoring the Fund to assure that the Fund has been in compliance with its investment policies and restrictions, including the requirements of Rule 2a-7 and other provisions of the 1940 Act and related securities regulations.

Performance and Expenses of the Fund:

The Board's analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and its Peer Group (stockbroker and general purpose money market funds of comparable size), (ii) data concerning the fees and expenses of the Fund compared to its Peer Group, and (iii) an expense summary of for fiscal year 2001 and projected expense summary for fiscal year 2002. In particular, the Board noted that for the year ended January 31, 2002, the Class A shares of the Fund had performed below the average in relation to the Peer Group, but that the Class B shares performed above the average for the Peer Group. Despite the fact that the overall expense ratios were generally higher, though only slightly so with respect to the Class B shares, the Board noted that during the same period the Class B shares of the Fund greatly outperformed the Peer Group funds that did not invest in alternative minimum tax paper (noting that the Fund also does not invest in such paper).

Other Factors:

In addition to the above factors, the Board also discussed the compensation payable by the Fund to the Manager for administrative services and to affiliates of the Manager for other services including transfer agency and shareholder servicing. The Board also discussed the ability of the Manager's affiliate, the Fund's distributor, to market the Fund's shares through its distribution networks, including its customer service and administration system with banks and bank customers.

Representatives from the Manager were available to answer any questions the Board had concerning the management of the Fund and the services that the Manager provides to the Fund. They also provided the Board with an overview of the Fund's performance relative to the market in general and with respect to Fund's Peer Group (as they typically provide during each quarterly meeting of the Board of Directors).

Conclusion:

The Board of Directors, including all of the disinterested Directors, concluded that the fees payable under the Investment Management Contract are fair and reasonable with respect to the services that the Manager provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager also provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund.


The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


Under the Investment Management Contract, the Manager receives from the Fund a fee equal to .325% per annum of the Fund's average daily net assets not in excess of $750 million, plus .30% of such assets up to $750 million. The fees are accrued daily and paid monthly. Pursuant to the Investment Management Contract, for the fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000, the Manager received investment management fees aggregating $1,538,575, $1,891,745 and $2,228,942, respectively.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets up to $1.25 billion, plus .20% of such assets in excess of $1.25 billion, but not in excess of $1.5 billion, plus .19% of such assets in excess of $1.5 billion. For the Fund's fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000, the Manager received fees for administrative services of $994,156, $1,222,358 and $1,440,239, respectively.

The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future (see "Distribution and Service Plans" herein).


Investment management fees and operating expenses which are attributable to each Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations (including First Southwest Company) to Class A, FSW and Thornburg shareholders, and distribution services provided by First Southwest Company with respect to FSW shares, pursuant to the Distribution and Service Plans shall be compensated for by the Distributor from its own resources which includes the shareholder servicing fee and distribution fee, respectively, and by the Manager from its own resources which includes the management fee and/or administrative services fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.

Investment Sub-Adviser


Thornburg Investment Management, Inc., a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501 (the "Sub-Adviser"), was formed as an investment adviser in 1982 and provides investment advisory assistance and portfolio management advice to the Manager. The Sub-Adviser is paid a fee by the Manager of an amount equal to 25% of all fees paid to the Manager by the Fund, less certain costs, payments and expenses of the Manager. The Fund does not pay any portion of the Sub-Adviser's fee. Thornburg Investment Management, Inc. is also the investment adviser to eight bond funds, one hybrid fund, three equity funds and manages private accounts for select individuals and institutions in excess of $5.5 billion. For the Fund's fiscal years ended October 31, 2002, October 31, 2001 and October 31, 2000, the Sub-Adviser received from the Manager fees totaling $447,416, $618,568 and $749,220, respectively.

Distribution And Service Plans

The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements (with respect to all Classes) and Shareholder Servicing Agreements (with respect to Class A, FSW and Thornburg shares only) with the Distributor, as distributor of the Fund's shares.

Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. Pursuant to the Distribution Agreement for FSW shares, the Distributor receives a distribution fee equal to .25% per annum of the FSW shares' average daily net assets (the "FSW Distribution Fee") for providing distribution related services and for making payments to First Southwest Company for providing assistance in distributing the FSW shares. The Distributor does not receive any compensation pursuant to the Distribution Agreements with respect to any other Class of shares of the Fund.

Under the Plans, the Fund and the Distributor have entered into Shareholder Servicing Agreements with respect to the Class A, FSW and Thornburg shares only. For its services under the Shareholder Servicing Agreements, the Distributor receives from the Fund a fee equal to .25% per annum of the Fund's average daily net assets of the Class A, FSW and Thornburg shares of the Fund (the "Service Fee"). The Service Fee is in exchange for providing personal shareholder services and for the maintenance of shareholder accounts.

The Service Fee and the FSW Distribution Fee are accrued daily and paid monthly and any portion of the Service Fee and the FSW Distribution Fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A, FSW shares and Thornburg shares and for payments to Participating Organizations (including First Southwest Company with respect to FSW shares) with respect to servicing their clients or customers who are shareholders of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Service Fee.

The following table provides the total fees paid by each Class of the Fund pursuant to the Plans and the manner in which payments were made pursuant to the Plans for certain types of activities for the fiscal year ended October 31, 2002:


------------------------------------------------------ ---------------- --------------- ---------------- ----------------

                                                           Class A         Class B        FSW Class of   Thornburg Class
                                                           Shares           Shares           Shares         of Shares
------------------------------------------------------ ---------------- --------------- ---------------- ----------------
Total fees paid by each Class of the Fund under the        $331,142           $0            $24,446          $12,587
Plans:
------------------------------------------------------ ---------------- --------------- ---------------- ----------------
Payments made by the Manager and Distributor to or         $793,272        $534,348         $42,794          $12,587
on behalf of Participating Organizations:
------------------------------------------------------ ---------------- --------------- ---------------- ----------------
Breakdown of payments made pursuant to the Plans for
certain types of activites:
------------------------------------------------------ ---------------- --------------- ---------------- ----------------
     Advertising:                                             $0              $0               $0               $0
------------------------------------------------------ ---------------- --------------- ---------------- ----------------
     Printing and mailing of prospectuses to other          $2,035          $2,035             $0               $0
     than current shareholders:
------------------------------------------------------ ---------------- --------------- ---------------- ----------------
     Compensation to underwriters:                            $0              $0               $0               $0
------------------------------------------------------ ---------------- --------------- ---------------- ----------------
     Compensation to broker-dealers:                       $793,272        $534,348         $42,794             $0
------------------------------------------------------ ---------------- --------------- ---------------- ----------------
     Compensation to sales personnel:                       $24,029        $24,029             $0               $0
------------------------------------------------------ ---------------- --------------- ---------------- ----------------
     Interest, carrying or other financing charges:           $0              $0               $0               $0
------------------------------------------------------ ---------------- --------------- ---------------- ----------------
     Travel and entertainment for sales personnel:          $2,340          $2,340             $0               $0
------------------------------------------------------ ---------------- --------------- ---------------- ----------------
     Miscellaneous Expenses:                                 $466            $466              $0               $0

------------------------------------------------------ ---------------- --------------- ---------------- ----------------

For the fiscal year ended October 31, 2002, the total amount spent pursuant to the Plan for the Class A shares was .62% of the average daily net assets of the Class A shares of the Fund, of which .25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing .37% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

For the fiscal year ended October 31, 2002, the total amount spent pursuant to the Plan for the Class B shares was .17% of the average daily net assets of the Class B shares of the Fund. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

For the fiscal year ended October 31, 2002, the total amount spent pursuant to the Plan for the FSW shares was .74% of the average daily net assets of the FSW shares of the Fund, of which .42% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement and Shareholder Servicing Agreement, and an amount representing .32% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

For the fiscal year ended October 31, 2002, the total amount spent pursuant to the Plan for the Thornburg Class shares was .25% of the average daily net assets of the Thornburg Class shares of the Fund, all of which was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement.

The Plans and the Shareholder Servicing Agreements provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreements with respect to the Class A shares, FSW Shares and Thornburg shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A shares, FSW shares and Thornburg shares of the Fund; (ii) to compensate Participating Organizations for providing assistance in distributing the Fund's Class A, and FSW shares and Thornburg Class shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include (1) the Shareholder Servicing Fee with respect to Class A shares, FSW shares and Thornburg shares and past profits for the purpose enumerated in (i) above and (2) the FSW Distribution Fee and past profits for the purposes enumerated in (ii) and (iii) above. The Distributor determines the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, Administrative Services Contract, the Shareholder Servicing Agreements or FSW Distribution Agreement in effect for that year.


In accordance with the Rule, the Plans provide that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the servicing and distribution activities for which those expenditures were made.


The Plans provide that they may continue in effect for successive annual periods provided they are approved by the Class A, FSW shares and Thornburg shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Plans were most recently approved by the Board of Directors on April 18, 2002 and will remain in effect until April 30, 2003. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund pursuant to the Plans without Class A, FSW and

Thornburg shareholder approval, and that other material amendments must be approved by the directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's shareholders.


CUSTODIAN AND TRANSFER AGENT


The Bank of New York, 100 Church Street, New York, NY 10286, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. The custodian and transfer agent do not assist in, and are not responsible for investment decisions involving assets of the Fund.


COUNSEL AND INDEPENDENT ACCOUNTANTS


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022.

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, independent certified public accountants, have been selected as independent accountants for the Fund.


VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES


The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued has equal dividend, distribution and liquidation rights within the series for which it was issued. Each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into four classes of common stock, Class A, Class B, FSW Class of shares and the Thornburg Class of shares. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except: (i) the Class A, Class B, FSW shares and Thornburg shares have different class designations; (ii) only the Class A, FSW shares and Thornburg shares are assessed a service fee pursuant to the Plans of the Fund of ..25% of the average daily net assets of Class A, FSW shares and Thornburg shares, respectively; (iii) only the FSW shares will be assessed a distribution fee pursuant to its Plan of .25% of the FSW shares' average daily net assets;
(iv) each Class will vote separately on matters relating solely to that Class under the Plans and any related agreements in accordance with provisions of Rule 12b-1, and (v) the exchange privilege permits stockholders to exchange their shares only for shares of the same class of an investment company that participates in an exchange privilege program with the Fund (except for the FSW shares which does not offer an exchange privilege). With respect to the Thornburg Class of shares, if an investor exchanges from Class A, B, C, D or I shares of a Thornburg fund into the Thornburg Class shares of the Fund, when exchanging out of the Thornburg Class of shares, he must exchange into the original class of shares. Payments made under the Plans and calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which will cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. The Amended and Restated By-Laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors, (ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's Distribution Agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected and qualified.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to purchase, redemption and pricing of shares is located in the Shareholder Information section of each Prospectus and is hereby incorporated by reference.

Net Asset Value


The Fund does not determine net asset value on (i) any day in which the New York Stock Exchange is closed for trading (New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) on Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 12 noon, Eastern time, on each Fund Business Day (as defined in the Prospectus). The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are First Tier Eligible Securities. (See "Description of the Fund and its Investments and Risks" herein.)

IX.  TAXATION OF THE FUND

Federal Income Taxes

The Fund has elected to qualify and has qualified in the past under the Code as a "regulated investment company" that distributes "exempt-interest dividends". The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from are gross income under Section 103(a) of the Code although the amount of tax-exempt interest received must be disclosed on the shareholders' federal income tax returns. Shareholders should consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Section 103 of the Code if they would be treated as "substantial users" or "related persons" under Section 147(a) of the Code with respect to some or all of any "private activity bonds" held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share that it has held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, must be added to adjusted gross income for purposes of computing the amount of social security benefits includible in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business, other than Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets that are attributable to such post-August 7, 1986 private activity bonds acquired by the Fund. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (which will include tax exempt interest) of the corporation exceeds it's alternative minimum taxable income (determined without this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.

Although not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of its net realized long-term capital gain from sales of assets with a holding period of more than 12 months over its net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions are taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are generally taxable at a maximum rate of 20% to non-corporate shareholders who have a holding period of more than 12 months. Corresponding maximum rate and holding period rules apply with respect to capital gains distributed by the Fund without regard to the length of time shares have been held by the holder.

In addition to exempt-interest dividends, the Fund also intends to distribute at least 90% of its investment company taxable income (taxable income exclusive of the excess of its net long-term capital gain over its net short-term capital loss and subject to certain other adjustments) for each taxable year. This distribution will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

If the Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number, the Fund generally is required to withhold 30% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Fund as backup withholding, which is not an additional tax and may be credited to a shareholder's ultimate federal income tax liability. Backup withholding rates are scheduled to decrease gradually over the next several years under legislation passed in 2001.

Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including participation certificates therein, the Fund has obtained and is relying on the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Fund, that it will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations notwithstanding that such instruments may be subject to a contractual obligation to be sold if required by the holder of such contract (a "put"), and that the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligation. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.

The Code provides that interest on indebtedness incurred, or continued, to purchase or carry tax-exempt securities is not deductible. Therefore, a certain portion of interest on indebtedness incurred, or continued, to purchase or carry securities, including margin interest, may not be deductible during the period an investor holds shares of the Fund.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would reevaluate its investment objective and policies and consider changes in the structure. Income tax rates on ordinary income, including interest income, are scheduled to decrease gradually over the next several years under legislation passed in 2001. Shareholders should be aware that the benefits of tax-exempt interest are relatively less under lower tax rates than higher tax rates and the interest rates paid on taxable obligations are generally higher than on otherwise similar tax-exempt obligations such as those held by the Fund.

The United States Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from regular income taxation of the interest earned on the Municipal Obligations in accordance with the Code.

The exemption for federal income tax purposes of exempt-interest dividends does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the federal income tax consequences described above.

X.  UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value. It does not impose a sales charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distributor does not receive any compensation pursuant to the Distributions Agreements with respect to any class of shares of the Fund, except with respect to the FSW class shares. Pursuant to the Distribution Agreement for the FSW shares, the Distributor receives a fee of ..25% per annum of the FSW shares' average daily net assets for providing distribution related services and for making payments to First Southwest Company for providing assistance in distributing the FSW shares. For the fiscal year ended October 31, 2002, the Distributor received distribution fees from the Fund pursuant to the FSW Distribution Agreement in the amount of $14,551, of which $4,656 was waived.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and insurance companies. The Act grants banks new authority to conduct certain authorized activity though financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register ad dealers pursuant to state law.


XI.  CALCULATION OF PERFORMANCE DATA

The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore, annualized yields may be different from effective yields quoted for the same period.

The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.

Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.

The Fund may from time to time advertise its tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.


The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor needs to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt. See "Taxable Equivalent Yield Table" herein.

The Fund's Class A shares' yield for the seven day period ended October 31, 2002 was 0.82% which is equivalent to an effective yield of 0.83%.

The Fund's Class B shares' yield for the seven-day period ended October 31, 2002 was 1.16%, which is equivalent to an effective yield of 1.17%.

The Fund's FSW shares' yield for the seven-day period ended October 31, 2002 was 0.79%, which is equivalent to an effective yield of 0.80%.

The Fund's Thornburg shares' yield for the seven-day period ended October 31, 2002 was 0.82%, which is equivalent to an effective yield of 0.83%.


XII.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended October 31, 2002 and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. ( ... ) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

* As described by rating agencies.

                   CORPORATE TAXABLE EQUIVALENT YIELD TABLE
        (Based on Estimated Tax Rates Effective Until December 31, 2002)



                              1. If Your Taxable Income Bracket is . . .
------------------------------------------------------------------------------------------------------------------------------------
Corporate            $0-            $50,001-       $75,001-      $100,001-   $335,001-      $10,000,001-  $15,000,001-  $18,333,334-
Return               50,000          75,000        100,000        335,000    10,000,000      15,000,000    18,333,333     and over
------------------------------------------------------------------------------------------------------------------------------------
                              2. Then Your Combined Income Tax Bracket Is . . .
------------------------------------------------------------------------------------------------------------------------------------
Federal
Tax Rate             15.00%          25.00%        34.00%         39.00%       34.00%        35.00%          38.00%        35.00%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------  ---------
State Tax
Rate                  0.00%           0.00%         0.00%          0.00%        0.00%         0.00%           0.00%         0.00%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
Combined
Marginal
Tax Rate             15.00%          25.00%        34.00%         39.00%       34.00%        35.00%          38.00%        35.00%
------------------------------------------------------------------------------------------------------------------------------------
      3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------------------------
Tax
Exempt                                         Equivalent Taxable Investment Yield
Yield                                          Required to Match Tax Exempt Yield
----------------- ------------------------------------------------------------------------------------------------------------------
      1.00%           1.18%          1.33%         1.52%           1.64%         1.52%           1.54%          1.61%          1.54%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      1.50%           1.76%          2.00%         2.27%           2.46%         2.27%           2.31%          2.42%          2.31%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      2.00%           2.35%          2.67%         3.03%           3.28%         3.03%           3.08%          3.23%          3.08%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      2.50%           2.94%          3.33%         3.79%           4.10%         3.79%           3.85%          4.03%          3.85%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      3.00%           3.53%          4.00%         4.55%           4.92%         4.55%           4.62%          4.84%          4.62%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      3.50%           4.12%          4.67%         5.30%           5.74%         5.30%           5.38%          5.65%          5.38%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      4.00%           4.71%          5.33%         6.06%           6.56%         6.06%           6.15%          6.45%          6.15%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      4.50%           5.29%          6.00%         6.82%           7.38%         6.82%           6.92%          7.26%          6.92%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      5.00%           5.88%          6.67%         7.58%           8.20%         7.58%           7.69%          8.06%          7.69%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      5.50%           6.47%          7.33%         8.33%           9.02%         8.33%           8.46%          8.87%          8.46%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------
      6.00%           7.06%          8.00%         9.09%           9.84%         9.09%           9.23%          9.68%          9.23%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------- ---------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.

                    INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE
             (Based on Tax Rates Effective Until December 31, 2002)

                                      1. If Your Taxable Income Bracket is . . .
-----------------------------------------------------------------------------------------------------------------

Single                  $0-         $6,001-        $28,401-         $68,801-         $143,501-        $311,951
Return                6,000         28,400          68,800          143,500           311,950        and over
----------------- ------------- ---------------- -------------- ----------------- --------------- -----------------

Joint                  $0-        $12,001-         $47,451-       $114,651-          $174,701-      $311,951
Return               12,000        47,150          114,650         174,700            311,950       and over
------------------------------------------------------------------------------------------------------------------
                      2. Then Your Combined Income Tax Bracket Is . . .
----------------- -------------- --------------- ----------------- ----------------- ----------------- -----------
Federal
Tax Bracket          10.00%          15.00%          27.00%           30.00%             35.00%            38.60%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -----------
State
Tax Bracket           0.00%           0.00%           0.00%            0.00%              0.00%             0.00%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -----------
Combined
Tax Bracket          10.00%          15.00%          27.00%           30.00%             35.00%            38.60%
------------------------------------------------------------------------------------------------------------------
         3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
------------------------------------------------------------------------------------------------------------------
Tax
Exempt                                  Equivalent Taxable Investment Yield
Yield                                   Required to Match Tax Exempt Yield
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           1.00%           1.11%         1.18%            1.37%             1.43%             1.54%         1.63%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           1.50%           1.67%         1.76%            2.05%             2.14%             2.31%         2.44%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           2.00%           2.22%         2.35%            2.74%             2.86%             3.08%         3.26%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           2.50%           2.78%         2.94%            3.42%             3.57%             3.85%         4.07%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           3.00%           3.33%         3.53%            4.11%             4.29%             4.62%         4.89%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           3.50%           3.89%         4.12%            4.79%             5.00%             5.38%         5.70%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           4.00%           4.44%         4.71%            5.48%             5.71%             6.15%         6.51%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           4.50%           5.00%         5.29%            6.16%             6.43%             6.92%         7.33%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           5.00%           5.56%         5.88%            6.85%             7.14%             7.69%         8.14%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           5.50%           6.11%         6.47%            7.53%             7.86%             8.46%         8.96%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------
           6.00%           6.67%         7.06%            8.22%             8.57%             9.23%         9.77%
----------------- -------------- --------------- ----------------- ----------------- ----------------- -------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, to section three, to see the equivalent taxable yields for each of the tax free income yields given.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

(a) Articles of Incorporation, as amended, of the Registrant (originally filed with Post-Effective Amendment No. 19 to said Registration Statement on December 23, 1993, and re-filed on January 31, 2000 with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A for Edgar purposes only, and incorporated herein by reference).

(a.1) Articles Supplementary of the Registrant, filed with the Maryland State
     Department of Assessments and Taxation on January 24, 2000 (filed on January 31, 2000 with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, and incorporated herein by reference).

(a.2) Articles Supplementary of the Registrant, filed with the Maryland State
     Department of Assessments and Taxation on April 19, 2002 (filed with Post-Effective Amendment No. 35 to said Registration Statement on June 14, 2002 and incorporated by reference herein).

(b) Amended and Restated By-Laws of the Registrant (filed with Post-Effective Amendment No. 33 to said Registration Statement on January 30, 2002 and incorporated by reference herein).

(c) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant (originally filed with Pre-Effective Amendment No. 1 to said Registration Statement on November 3, 1982, and re-filed on January 31, 2000 with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A for Edgar purposes only, and incorporated herein by reference).

(d) Investment Management Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.) (filed with Post-Effective Amendment No. 31 to said Registration Statement on February 28, 2001, and incorporated by reference herein).

(e) Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. (filed with Post-Effective Amendment No. 31 to said Registration Statement on February 28, 2001, and incorporated by reference herein).

(e.1) Distribution Agreement (for Thornburg Shares) between the Registrant and
     Reich & Tang Distributors, Inc. (filed with Post-Effective Amendment No. 31 to said Registration Statement on February 28, 2001, and incorporated by reference herein).

(e.2) Form of Distribution Agreement (for First Southwest Shares) between the
     Registrant and Reich & Tang Distributors, Inc. (filed with Post-Effective Amendment No. 34 to said Registration Statement on April 15, 2002 and incorporated by reference herein).

(e.3) Form of Sub-Distribution Agreement (filed with Post-Effective Amendment
     No. 34 to said Registration Statement on April 15, 2002 and incorporated by reference herein).

(f)  Not applicable.

(g) Custody Agreement between the Registrant and The Bank of New York (filed with Post-Effective Amendment No. 33 to said Registration Statement on January 30, 2002 and incorporated by reference herein).

(h) Administrative Services Contract, dated October 30, 2000, between Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.) (filed with Post-Effective Amendment No. 31 to said Registration Statement on February 28, 2001, and incorporated by reference herein).

(h.1) Transfer Agency Agreement and Addendum between the Registrant and Reich &
     Tang Services L.P.

(h.2) Fund Accounting Agreement between the Registrant and The Bank of New York
     (filed with Post-Effective Amendment No. 33 to said Registration Statement on January 30, 2002 and incorporated by reference herein).

(h.3) Cash Management Agreement and Related Services Agreement between the
     Registrant and The Bank of New York (filed with Post-Effective Amendment No. 33 to said Registration Statement on January 30, 2002 and incorporated by reference herein).

(i) Opinion of Battle Fowler LLP as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name under the headings "Federal Income Taxes" and "Counsel and Auditors" in the Prospectus (originally filed with Pre-Effective Amendment No. 1 to said Registration Statement on November 3, 1982, and re-filed on January 31, 2000 with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A for Edgar purposes only, and incorporated herein by reference).

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Prospectuses.

(j)  Consent of Independent Accountants.

(k) Audited Financial Statements for the fiscal year ended October 31, 2002 (filed with the Annual Report on form N-30D on December 26, 2002) and incorporated herein by reference.

(l) Written assurance of Reich & Tang, Inc. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling (originally filed with Pre-Effective Amendment No. 1 to said Registration Statement on November 3, 1982, and re-filed on January 31, 2000 with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A for Edgar purposes only, and incorporated herein by reference).

(m) Form of Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (filed with Post-Effective Amendment No. 26 to said Registration Statement on February 26, 1998, and incorporated by reference herein).

(m.1) Form of Distribution and Service Plan (relating to Thornburg Shares) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (filed with Post-Effective Amendment No. 29 to said Registration Statement on December 3, 1999 and incorporated by reference herein).

(m.2) Form of Distribution and Service Plan (relating to First Southwest Shares) pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed herewith (filed with Post-Effective Amendment No. 34 to said Registration Statement on April 15, 2002 and incorporated by reference herein).

(m.3) Shareholder Servicing Agreement, dated October 30, 2000, between the
     Registrant and Reich & Tang Distributors, Inc. (filed with Post-Effective Amendment No. 31 to said Registration Statement on February 28, 2001, and incorporated by reference herein).

(m.4) Shareholder Servicing Agreement (relating to Thornburg Shares), dated
     October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. (filed with Post-Effective Amendment No. 31 to said Registration Statement on February 28, 2001, and incorporated by reference herein).

(m.5) Form of Shareholder Servicing Agreement (relating to First Southwest
     Shares), between the Registrant and Reich & Tang Distributors, Inc. filed herewith (filed with Post-Effective Amendment No. 34 to said Registration Statement on April 15, 2002 and incorporated by reference herein).

(m.6) Distribution Agreement, dated October 30, 2000, between the Registrant and
     Reich & Tang Distributors, Inc. filed herein as Exhibit (e).

(m.7) Distribution Agreement (relating to Thornburg Shares), dated October 30,
     2000, between the Registrant and Reich & Tang Distributors, Inc. filed herein as Exhibit (e.1).

(m.8) Form of Distribution Agreement (relating to First Southwest Shares), between the Registrant and Reich & Tang Distributors, Inc. filed herein as Exhibit (e.2).

(n)  Amendment No. 9 to Rule 18f-3 Multi-Class Plan filed herewith.

(o)  Reserved.

(p) There are no Codes of Ethics applicable since Registrant is a money market fund.

(q) Powers of Attorney (filed with Post-Effective Amendment No. 33 to said Registration Statement on January 30, 2002 and incorporated by reference herein).

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Short Term Income Fund, Inc.

ITEM 25.      INDEMNIFICATION.

     The registrant incorporates by reference the response to Item 25 of Part II of Registrant Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed with the Commission on December 3, 1999.

ITEM 26.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The description of Reich & Tang Asset Management, LLC ("RTAMLLC") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

     RTAMLLC is a limited liability company that is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDCIAMNA"). CDCIAMNA is the managing member of and owner of a 99.5% membership interest in RTAMLLC. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% interest in RTAMLLC.

     Peter S. Voss is a Manager of RTAMLLC. Mr. Voss was a Director of Reich & Tang Asset Management, Inc. from July 1994 and President from August 1994 to March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). He also is President and Chief Executive Officer of CDCIAMNA; a Director and the President and Chief Executive Officer of CDC IXIS Asset Management US, LLC ("CDCIAMUS"), the general partner of CDCIAMNA; and a Director and the President and Chief Executive Officer of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"), the majority interest holder in CDCIAMNA and the sole interest holder in CDCIAMUS. Mr. Voss was President and Chief Executive Officer of Nvest Corporation and its general partner, Nvest, L.P., and Nvest, L.P.'s predecessor from October 1992 to October 2000. He is also Chairman of the Board of Directors of CDCIAMNA's subsidiaries other than Loomis, Sayles & Company, L.P. where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. CDCIAMNA, CDCIAMUS, and CDCIAMUSC are located at 399 Boylston Street, Boston, MA 02116.

     G. Neal Ryland is a Manager of RTAMLLC. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. He is also Executive Vice President and Chief Financial Officer of CDCIAMNA and CDCIAMUSC. Mr. Ryland was Executive Vice President and Chief Financial Officer of Nvest Corporation and Nvest, L.P. companies from December 1996 to October 2000.

     Beverly M. Beardon is a Manager of RTAMLLC. She is also Senior Vice President, Human Resources, of CDCIAMNA since 1993.

     Steven W. Duff is a Manager and President of RTAMLLC and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is President and a Director/Trustee of 9 funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Principal Executive Officer of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Richard E. Smith, III is a Manager of RTAMLLC and is President and Chief Operating Officer of the Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994.

     Richard DeSanctis is Executive Vice President, Chief Financial Officer and Treasurer of RTAMLLC. Mr. DeSanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. DeSanctis is also Treasurer and Assistant Secretary of 11 funds in the Reich & Tang Fund Complex and Vice President, Treasurer and Assistant Secretary of Cortland Trust, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Rosanne Holtzer is Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986 and is also Secretary and Assistant Treasurer of 12 funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) Reich & Tang Distributors, Inc. is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc., and Tax Exempt Proceeds Fund, Inc.

     (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Messrs. Voss and Ryland is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons, the principal business address is 600 Fifth Avenue, New York, New York 10020.

                                    Positions and Offices                               Positions and Offices
         Name                       with the Distributor                                with the Registrant

Peter S. Voss                       Director                                            None

G. Neal Ryland                      Director                                            None

Richard E. Smith III                President and Director                              None

Steven W. Duff                      Director                                            President and Director

Richard De Sanctis                  Executive Vice President, Chief Financial Officer   Treasurer and
                                    and Treasurer                                       Assistant Secretary

Rosanne Holtzer                     Vice President                                      Secretary and
                                                                                        Assistant Treasurer

         (c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Registrant at Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, New York 10020, the Registrant's manager; at The Bank of New York, 100 Church Street, New York, New York 10286, the Registrant's custodian; and at Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020, the Registrant's transfer agent and dividend disbursing agent.

ITEM 29. MANAGEMENT SERVICES.

         Not applicable


Item 30. Undertakings.


         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 14th day of February, 2003.

                   DAILY TAX FREE INCOME FUND, INC.


                   By:     /s/ Steven W. Duff

                            Steven W. Duff
                            President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE                         CAPACITY                DATE

(1)      Principal Executive Officer
        /s/ Steven. W. Duff
         Steven W. Duff                    President and Director  2/14/03

(2)      Principal Financial and
         Accounting Officer
       /s/ Richard De Sanctis
         Richard De Sanctis                Treasurer               2/14/03

(3)      Majority of Directors

         W. Giles Mellon*    (Director)
         Robert Straniere*   (Director)
         Dr. Yung Wong*      (Director)

By: /s/Rosanne Holtzer
         Rosanne Holtzer
         Attorney-in-Fact*                                         2/14/03

* Powers of Attorney filed with Post-Effective Amendment No. 33 to said Registration Statement on January 30, 2002.

                                  EXHIBIT INDEX

(h.1) Transfer Agency Agreement and Addendum between the Registrant and Reich &
     Tang Services L.P.

(i.2) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

(j)  Consent of Independent Accountants.

(n)  Amendment No. 9 to Rule 18f-3 Multi-Class Plan filed herewith.